UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2019

Hibbett Sports, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS the Company
	File Number)	Identification No.)

2700 Milan Court
Birmingham, Alabama  35211
(Address of principal executive offices)

(205) 942-4292
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	HIBB	NASDAQ Global Select Market

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 23, 2019, the Board of Directors of Hibbett Sports, Inc. (the “Company”) amended the Bylaws (“Bylaws”) to make certain clarifying and technical changes, effective immediately.

Article II, Section 8 of the Bylaws was amended to provide that the Chief Executive Officer of the Company, rather than the President, shall act as chairman of a meeting of stockholders in the absence of the Chairman of the Board.

Article III, Section 8 of the Bylaws was amended to (i) substitute the Chief Executive Officer for the President so as to provide that special meetings of the Board of Directors may be called by the Chairman of the Board or the Chief Executive Officer and shall be called by the Chairman of the Board, Chief Executive Officer or Secretary on the written request of three directors, and (ii) change the provisions relating to notice of special meetings of the Board of Directors from at least three days to at least twenty-four hours before the date and time of the meeting, which notice may be given either personally, by mail, by telephone or by electronic transmission.

Article IV, Section 1 of the Bylaws was amended to (i) clarify that the Company’s Treasurer and Controller are principal officers of the Company for purposes of the Bylaws, and (ii) eliminate the restriction on one person concurrently holding the offices and performing the duties of President and Secretary.

The foregoing summary of the amendments to the Company’s Bylaws is not intended to be complete and is qualified in its entirety by reference to the copy of the Bylaws attached to this Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 23, 2019, the Company held its 2019 Annual Meeting of Stockholders. The Board of Directors of the Company submitted three proposals to a vote of the Company’s stockholders. The final results of the voting on each proposal are presented below.

Proposal Number 1 – Election of Directors

The Board of Directors nominated each of the three Directors set forth below to serve as a Class II Director for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2022, or until his or her successor is elected and qualified.  The stockholders elected the three nominees to serve as Directors of the Company pursuant to the following vote:

Nominee	For	Against	Withheld	Broker Non-Votes
Jane F. Aggers	14,376,815	333,894	914	1,461,027
Karen S. Etzkorn	14,445,406	265,303	914	1,461,027
Alton E. Yother	13,795,353	915,239	1,031	1,461,027

The election of Jane F. Aggers as a Class II Director was part of certain corporate governance changes approved by the Board of Directors in connection with the retirement of Michael J. Newsome as a Class II Director upon the expiration of his term at the 2019 Annual Meeting of Stockholders. Those changes included the resignation of Ms. Aggers as a Class I Director immediately prior to the convening of the 2019 Annual Meeting in anticipation of her election as a Class II Director at the 2019 Annual Meeting, a reduction in the size of the Board of Directors from nine to eight Directors and a reduction in the number of Class I directorships from three to two directors.  As a result, following the 2019 Annual Meeting held on May 23, 2019, the Board of Directors is divided into three classes, with Class I consisting of two incumbent Directors - Terrance G. Finley and Jeffry O. Rosenthal, Class II consisting of three incumbent Directors – Jane F. Aggers, Karen S. Etzkorn and Alton E. Yother, and Class III consisting of three incumbent Directors - Anthony F. Crudele, James A. Hilt and Ralph T. Parks.  For additional information regarding the reduction in the size of the Board, see “Our Corporate Governance Principles – Size of the Board of Directors” in the Company's definitive Proxy Statement for the 2019 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 23, 2019.

Proposal Number 2 – Selection of Independent Registered Public Accounting Firm

The stockholders were asked to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2020.  The appointment of KPMG LLP was ratified by the stockholders pursuant to the following vote:

For	Against	Abstain	Broker Non-Votes
15,980,578	184,845	7,227	--

Proposal Number 3 – Advisory Vote on Executive Compensation

The stockholders were asked to cast a non-binding advisory vote on a resolution to approve the compensation of our Named Executive Officers as disclosed in the Proxy Statement for the 2019 Annual Meeting of Stockholders.  The stockholders approved the non-binding advisory resolution on executive compensation pursuant to the following vote:

For	Against	Abstain	Broker Non-Votes
14,465,852	198,489	47,282	1,461,027

Item 7.01.  Regulation FD Disclosures.

On May 24, 2019, the Board of Directors of the Company announced the appointment of Anthony F. Crudele as Chairman of the Board of Directors following the retirement of  Michael J. Newsome as a director at the 2019 Annual Meeting of Stockholders.  The Board also announced the designation of Mr. Newsome as honorary Chairman Emeritus for his long and distinguished service to the Company. A copy of the press release issued by the Company with respect to these announcements is being furnished as Exhibit 99.1 to this Form 8-K.

The information in this Item, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section.  It may be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
3.1	Bylaws of Hibbett Sports, Inc. (as amended on May 23, 2019).
99.1	Press Release dated May 24, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

	By:	/s/ Christine S. Skold
Christine S. Skold
May 28, 2019		Interim Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Bylaws of Hibbett Sports, Inc. (as amended on May 23, 2019).
99.1	Press Release dated May 24, 2019.